Exhibit 32.1

      Statement of Chief Executive Officer and Financial Officer Pursuant to 18 U.S.C. ss. 1350


      In connection with the Quarterly Report of F & M Bank Corp. (the "Company") on Form 10-Q for the period ending June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the chief executive officer and chief financial officer, respectively, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2003, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                          /s/ DEAN W. WITHERS
                                          -------------------------------------
                                          Dean W. Withers
                                          President and Chief Executive Officer

                                          /s/ NEIL W. HAYSLETT
                                          -------------------------------------
                                          Neil W. Hayslett
                                          Senior Vice President &
                                          Chief Financial Officer

Date:  August 10, 2005